Exhibit 10.1

FIRST AMENDMENT TO

PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (the “Amendment”) is entered into as of the 6th day of July, 2014, between ERB PROPOCO SAV LLC, a Delaware limited liability company (the “Seller”), and SENTIO STAV LANDLORD, LLC, a Delaware limited liability company (the “Buyer”).

RECITALS:

A.	Seller and Buyer are parties to that certain Purchase and Sale Agreement dated May 22, 2014, as amended (the “Agreement”), pursuant to which Seller agreed to sell, and Buyer agreed to purchase, certain real property located at 13801 East Yale Avenue, Aurora, Colorado, as more particularly described in the Agreement.

B.	Seller and Buyer desire to amend the Agreement to extend the Due Diligence Period.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

AGREEMENTS:

1.     Recitals, Definitions. The foregoing recitals are true and correct and are incorporated herein by reference. Capitalized but undefined terms used in this Amendment shall have the meaning set forth in the Agreement.

2.     Section 1.1. The definition of the Due Diligence Period is hereby amended to read as follows:

Due Diligence Period: The period commencing on the Effective Date and ending on 6:00 PM Eastern Time on July 7, 2014, during which time Buyer may, at reasonable times with prior notice to Seller, investigate the financial, legal, operational, environmental and all other aspects of the Property as Buyer may desire.

3.     Effect of Amendment. To the extent any provisions contained herein conflict with the Agreement or any other agreements between Seller and Buyer, oral or otherwise, the provisions contained herein shall supersede such conflicting provisions contained in the Agreement or other agreements. Except as specifically modified by this Amendment, the Agreement remains in full force and effect and is in all events ratified, confirmed and approved.

4.     Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original, but all of which, together, shall constitute one and the same instrument. Delivery of signatures by e-mail or facsimile shall be valid and binding.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

BUYER:

SENTIO STAV LANDLORD, LLC

By:	/s/ John Mark Ramsey
Name: John Mark Ramsey
Its: Authorized Signatory

SELLER:

ERB PROPCO SAV LLC

By: ERB PROPCO HOLDCO I LLC
Its: Sole Member

By: ERB SENIOR LIVING, L.L.C.
Its: Sole Member

By: EVERGREENSLP, LLC
Its: Manager

By:	/s/ Brian E. Dowd
Name: Brian E. Dowd
Title: Chief Financial Officer

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